UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 12, 2013

Code 2 Action, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-178789	33-1222799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10685-B Hazelhurst Dr. #13025 Houston, TX		77043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 754-4941

Aquino Milling, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2013, the board of directors of Code 2 Action, Inc. f/k/a Aquino Milling, Inc. (the “Company”) approved a Certificate of Amendment to the Certificate of Incorporation of the Company (the “Amendment”) to authorize (i) the change of the name of the Company to “Code 2 Action, Inc.” from “Aquino Milling, Inc.” and (ii) increase the authorized capital stock of the Company to 300,000,000 shares of common stock.  On June 12, 2013, the Company filed the Amendment with the Secretary of State of the State of Delaware. The name change will be effective for the Company’s principal market, the over the counter bulletin board, upon approval by the Financial Industry Regulatory Authority (FINRA) at which time a new trading symbol will also become effective.  In connection with the foregoing, the Company is exploring additional business opportunities.  As a result, its historical business may be discontinued due to the reevaluation of its business, among other reasons.

On June 10, 2013, the board of directors of the Company approved the amendment and restatement of its bylaws (the “Restated Bylaws”) in order to, among other things, include revised provisions relating to board and stockholder meetings and indemnification of officers and directors.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment and the Restated Bylaws, filed as Exhibit 3.1 and Exhibit 3.2 hereto, which are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 10, 2013, holders of approximately 83% of the outstanding common stock of the Company voted in favor of the adoption of the Amendment and Restated Bylaws, as described in Item 5.03 herein, and in favor of the dividend, as described in Item 8.01 herein.

Item 8.01	Other Events.

On June 10, 2013, the Company’s board of directors authorized a dividend, whereby an additional 69 shares of common stock, par value $0.0001 per share, will be issued on each one share of common stock outstanding to each holder of record on June 22, 2013.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation

3.2	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 17, 2013

Code 2 Action, Inc.

By:	/s/ Louis Aquino
Name: Louis Aquino
Title: Chief Executive Officer